                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933        / /

         Pre-Effective Amendment No.                           / /
                                     -------

         Post-Effective Amendment No.   24                     /X/
                                     -------

                                     and/or

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT        / /
OF 1940

         Amendment No.   25                                    /X/
                       --------

                        (Check appropriate box or boxes.)

              THE FAIRMONT FUND TRUST (formerly The Fairmont Fund)
                         FILE NOS. 2-70825 and 811-3139
               (Exact Name of Registrant as Specified in Charter)

1346 South Third Street, Louisville, Kentucky                 40208
-------------------------------------------------------------------
  (Address of Principal Executive Offices)                  Zip Code

Registrant's Telephone Number, including Area Code:   (502) 636-5633
                                                      ---------------

Morton H. Sachs, 1346 South Third Street, Louisville, Kentucky  40208
-----------------------------------------------------------------------
(Name and Address of Agent for Service)

                                  With copy to:
            Donald S. Mendelsohn, Brown, Cummins & Brown Co., L.P.A. 3500 Carew Tower, 441 Vine Street, Cincinnati, Ohio 45202

Release Date:  May 1, 1998

It is proposed that this filing will become effective:

/X/ immediately upon filing pursuant to paragraph (b)
/ / on _____________ pursuant to paragraph (b)
/ / 60 days after filing pursuant to paragraph (a)(1)
/ / on (date) pursuant to paragraph (a)(1)
/ / 75 days after filing pursuant to paragraph (a)(2)
/ / on (date) pursuant to paragraph (a)(2) of Rule 485.

If appropriate, check the following box:

/ / this post-effective amendment designates a new effective date for a previously filed post-effective amendment.

Title of Securities Being Registered
                                     ----------------------------

         Omit from the facing sheet reference to the other Act if the Registration Statement or amendment is filed under only one of the Acts. Include the "Approximate Date of Proposed Public Offering" and "Title of Securities Being Registered" only where securities are being registered under the Securities Act of 1933.

                                THE FAIRMONT FUND
                              CROSS REFERENCE SHEET
                                    FORM N-1A



ITEM                                         SECTION IN PROSPECTUS
----                                         ---------------------
  1..............................   Cover Page
  2..............................   Fund Expenses
  3..............................   Financial Highlights, Performance Information
  4..............................   Operation of The Trust, Investment Objective, Strategy and Risk Factors,
                                    Investment Techniques
  5..............................   Operation of The Trust, Financial Highlights
  5A.............................   Operation of The Trust
  6..............................   Investment Techniques, How to Withdraw (Redeem) an Investment, Cover
                                    Page, Dividends, Distributions and Taxes
  7..............................   How to Invest in The Fund, Determination of Net Asset Value, Operation
                                    of The Trust
  8..............................   How to Withdraw (Redeem) an Investment
  9..............................   None
 14..............................   The Trustees and Executive Officers
 16..............................   The Trustees and Executive Officers



                                                              SECTION IN STATEMENT OF
ITEM                                                          ADDITIONAL INFORMATION

 10..............................   Cover Page
 11..............................   Table of Contents
 12..............................   None
 13..............................   Investment Policies, Other Restrictions, U.S. Government Obligations
 14..............................   Trustee Compensation
 15..............................   Description of The Trust
 16..............................   Investment Advisory Agreement, Custodian, Auditors, Transfer Agent
 17..............................   Portfolio Transactions and Brokerage
 18..............................   Description of The Trust
 19..............................   Determination of Net Asset Value
 20..............................   Taxes
 21..............................   None
 22..............................   Performance Information
 23..............................   Independent Auditors Report, Financial Statements

                                THE FAIRMONT FUND




                             1346 South Third Street
                           Louisville, Kentucky 40208
                                 (502) 636-5633
                                 (800) 262-9936


                                   PROSPECTUS



                                   May 1, 1998





         The Fairmont Fund (The Fund) is a no-load, diversified series of The Fairmont Fund Trust (The Trust), an open-end investment company seeking capital appreciation by investing in equity securities that the Adviser of The Trust believes are undervalued.


         This prospectus sets forth concisely the information about The Fund that you ought to know before investing. Please retain this prospectus for future reference. A Statement of Additional Information dated May 1, 1998 has been filed with the Securities and Exchange Commission (SEC) and is hereby incorporated by reference in its entirety. A copy of the Statement can be obtained at no charge by calling the number listed above. The SEC maintains a web site (http://www.sec.gov) that contains the Statement of Additional Information, material incorporated by reference, and other information regarding registrants that file electronically with the SEC.


         For information or assistance, write to The Fund at the address listed above or call The Fund at the number listed above.

         You should read and retain this prospectus for future reference.




            THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY
               THE SECURITIES AND EXCHANGE COMMISSION OR ANY STATE SECURITIES COMMISSION NOR HAS THE COMMISSION OR ANY
             STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE
                         CONTRARY IS A CRIMINAL OFFENSE.

                                TABLE OF CONTENTS
                                -----------------
                                                                       PAGE
                                                                       ----

FUND EXPENSES..........................................................  3

FINANCIAL HIGHLIGHTS...................................................  3

PERFORMANCE INFORMATION................................................  4

PORTFOLIO..............................................................  7

INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS........................  9

HOW TO INVEST IN THE FUND..............................................  9

         Investments by Mail........................................... 10
         Investments by Wire........................................... 10
         Other Purchase Information.................................... 10
         Tax Sheltered Retirement Plans................................ 10

HOW TO WITHDRAW (REDEEM) AN INVESTMENT................................. 11

OPERATION OF THE TRUST................................................. 12

DETERMINATION OF NET ASSET VALUE....................................... 12

DIVIDENDS, DISTRIBUTIONS AND TAXES..................................... 13

         Dividends and Distributions................................... 13
         Taxes......................................................... 13

INVESTMENT TECHNIQUES.................................................. 14


         Foreign Securities............................................ 14
         Repurchase Agreements......................................... 14
         General....................................................... 15

                                  FUND EXPENSES


         The following table illustrates all expenses and fees that a shareholder of The Fund will incur. The operating expense information is based upon operating expenses for the fiscal year ended December 31, 1997, expressed as a percentage of average daily net assets.

Shareholder Transaction Expenses
         Sales Load Imposed on Purchases......................  None
         Sales Load Imposed on Reinvested Dividends...........  None
         Redemption Fees......................................  None

Annual Fund Operating Expenses
         Management Fees......................................  1.63%
         12b-1 Fees...........................................  None
         Other Expenses.......................................  None
         Total Fund Operating Expenses........................  1.63%

Example

You would pay the following expenses on    1 year   3 years   5 years   10 years
                                           ------   -------   -------   --------
a $1,000 investment, assuming (1) 5%
annual return and (2) redemption at the
end of each time period:                     $17      $52       $89       $194

         The purpose of the table above is to assist shareholders in understanding the costs and expenses that shareholders in The Fund will bear directly or indirectly. The Fund's Adviser pays all of the operating expenses of The Fund. For a more complete description of The Fund's expenses and its management fee structure, see "Operation of The Trust." The Example should not be considered a representation of past or future expenses and actual expenses may be greater or lesser than those shown.

         Shareholders should note that The Fund is a no-load fund and has no distribution expense plan. Accordingly, a shareholder does not pay any sales charge or commission upon purchase or redemption of shares of The Fund and does not pay any expenses with respect to the distribution of the shares of The Fund.

                              FINANCIAL HIGHLIGHTS

         The following condensed financial information for The Fairmont Fund is derived from The Fund's financial statements. The financial statements for the years ended December 31, 1992 through 1997 have been audited by McCurdy & Associates CPA's, Inc., independent auditors. The financial statements for the remaining periods have been audited by other independent auditors whose reports for those years were unqualified. The financial statements of The Fund for the year ended December 31, 1997 and the independent auditors' report thereon are included in the Statement of Additional Information. The Fund's Annual Report contains additional performance information and will be made available upon request and without charge.

         For a share outstanding throughout each period (a):

                                                     Years Ended
                               Dec       Dec        Dec        Dec       Dec         Dec         Dec      Dec       Dec     Dec
                               31        31         31          31        31          31         31        31        31      31
                              1997      1996       1995        1994      1993        1992       1991      1990      1989    1988

Net Asset Value,
Beginning of Period         $ 26.45    $27.02     $24.06      $22.43    $ 19.41     $ 17.02   $ 12.17   $ 16.02   $ 15.19 $  14.9
 Income From Investment
 Operations
Net Investment Income          (.16)     (.10)      (.08)       (.16)      (.14)       (.17)      .09       .30       .21     .24
Net Gains or Losses on
 Securities (both realized
    and unrealized)            4.20      2.67       6.80        1.79       3.16        2.56      4.85     (3.85)      .83     .23
 Total From Investment
    Operations                 4.04      2.57       6.72        1.63       3.02        2.39      4.94     (3.55)     1.04     .47
 Less Distributions
 Dividends (from net
   investment income)           .00       .00        .00         .00        .00         .00       .09       .30       .21     .24

Distributions (from
   capital gains)              2.81      3.14       3.76         .00        .00         .00       .00       .00       .00     .00
   Returns of Capital                     .00        .00         .00        .00         .00       .00       .00       .00     .00
    Total Distributions        2.81      3.14       3.76         .00        .00         .00       .09       .30       .21     .24

Net Asset Value, End
  of Period                 $ 27.68    $26.45     $27.02       24.06      22.43       19.41     17.02     12.17     16.02   15.19

Total Return                  15.27      9.52      27.92        7.27      15.56       14.04     40.56    (22.13)     6.84    3.12

Ratios/Supplemental Data
Net Assets, End of
  Period (in 000s)          $31,856   $30,731    $28,191      22,195     18,884      16,788    17,385    15,859    42,511  64,145
  Ratio of Expenses to
  Average Net Assets           1.63%     1.66%      1.70%       1.74%      1.78%       1.79%     1.79%     1.68%     1.37%   1.25%
  Ratio of Net Income to
  Average Net Assets          (.57)%    (.59)%     (.55)%      (.79)%     (.66)%      (.85)%      .51%     1.53%     1.01%   1.30%
Portfolio Turnover Rate        1.83      2.37       2.47        2.75       1.55        1.32      1.15      1.28%      .90%   1.58%
Average Commission             .057      .057

         (a) All per share amounts have been restated to reflect a three-for-one share split which became effective February 15, 1990.



                             PERFORMANCE INFORMATION

         Average Annual Total Return. From time to time, The Fund advertises its "average annual total return" for one, five and ten year periods, and for the period since inception (September 2, 1981). Average annual total return figures are based on historical performance and are not intended to indicate future performance. The "total return" of The Fund refers to the dividends and distributions generated by an investment in The Fund plus the change in the value of the investment from the beginning of the period to the end of the period. The "average annual total return" of The Fund refers to the rate of total return for each year of the period which, when compounded over the period, would be equivalent to the cumulative total return for the period. The dividends and distributions earned on the investment are assumed to be reinvested. The dividends and distributions and the principal value of an investment in The Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.


AVERAGE ANNUAL TOTAL RETURN:
For the one year period ended December 31, 1997..........................15.27%
For the five year period ended December 31, 1997.........................14.89%
For the ten year period ended December 31, 1997 .........................10.66%
For the period since inception as of December 31, 1997...................13.66%


         Other Performance Information. From time to time The Fund also advertises its rates of total return for specified periods, including the period from September 2, 1981 (date of initial public offering of shares), through a specified month end. It also advertises the value of a $10,000 investment made on September 2, 1981, as of a specified month end.


                    Year End                      Value of
                   Net Asset       Dividends      $10,000                              Total Return
Year Ended          Value(a)       Paid (a)    Investment (b)      One Year         Since Inception (c)
----------          --------       ---------   --------------      --------         -------------------

12/31/81(c)         $ 8.74          $  .00       $10,484               4.84%(c)             4.84%

 12/31/82            11.02             .60        14,072              34.23%               40.72%

 12/31/83            14.07             .74        19,093              35.68%               90.93%

 12/31/84            14.76             .74        21,148              10.76%              111.48%

 12/31/85            18.08            1.18        27,940              32.12%              179.40%

 12/31/86            16.50            4.05        31,865              14.05%              218.65%

 12/31/87            14.96             .26        29,388              -7.77%              193.88%

 12/31/88            15.19             .24        30,306               3.12%              203.06%

 12/31/89            16.02             .21        32,379               6.84%              223.79%

 12/31/90            12.17             .30        25,212             -22.13%              152.12%

 12/31/91            17.02             .09        35,439              40.56%              254.39%

 12/31/92            19.41             .00        40,415              14.04%              304.15%


 12/31/93            22.43             .00        46,704              15.56%              367.04%

 12/31/94            24.06             .00        50,098               7.27%              400.98%

 12/31/95            27.02            3.76        64,085              27.92%              540.85%

 12/31/96            25.45            3.14        70,183               9.52%              601.83%

 12/31/97            27.68            2.81        80,901              15.27%              709.01%


(a) Per share data has been restated to reflect a three-for-one share split on February 15, 1990 and a four-for-one share split on November 30, 1986.
(b) Value at end of calendar year of $10,000 investment made on September 2, 1981.
(c) Not annualized and from the date of the initial offering of shares (September 2, 1981).


         The Fund's advertised rates of total return for specified periods and the value of a $10,000 investment at the end of a specified period are based on historical performance and are not intended to indicate future performance. The rates of total return are calculated as indicated above for "total return" and represent the cumulative total return for the specified period. For example, for the one and two year periods, and for the period since inception, the cumulative total returns through December 31, 1997 were, respectively: 15.27%, 26.24% and 709.01%. The dividends and distributions and the principal value of an investment in The Fund will fluctuate so that a shareholder's shares, when redeemed, may be worth more or less than the shareholder's original investment.


         The Fund may also include in advertisements data comparing performance with other mutual funds as reported in non-related investment media, published editorial comments and performance rankings compiled by independent organizations and publications that monitor the performance of mutual funds (such as Lipper Analytical Services, Inc., Morningstar, Inc., Money, Investor's Business Daily, Barron's, Fortune or Business Week). Performance information may be quoted numerically or may be presented in a table, graph or other illustration. In addition, Fund performance may be compared to well-known indices of market performance including the Standard & Poor's (S&P) 500 Index or the Dow Jones Industrial Average.



                                    PORTFOLIO
The Fund's portfolio of investments as of December 31, 1997 is set forth below:

Investments in Securities
Common Stocks (Shares)                                         Value
                                                               -----
Airline

   20,000  Japan Airlines Co. Ltd. (a)                         $105,000

Automobile Parts
  175,000 TBC Corporation (a)                                 1,673,437

Banking
   25,000  North Fork Bancorporation, Inc.                      839,063
   75,000  UST Corporation                                    2,081,250
                                                              ---------
                                                              2,920,313
Business Services
  130,000  Butler International, Inc. (a)                     2,275,000

Chemicals
    6,000  Pioneer Companies Inc. Class A Stock (a)              78,750

Computer Software and Peripheral Equipment
   50,000  Software Spectrum (a)                                593,750
   15,000  ACT Manufacturing, Inc. (a)                          211,875
   85,000  Madge N.V. (a)                                       329,375
                                                              ---------
                                                              1,135,000
Employment Agency
  130,000  Employee Solutions, Inc. (a)                         560,625

Engineering
   20,000  Fluor Corporation                                    747,500

Home Health Care
  250,000  Staff Builders, Inc. New Class A (a)                 523,438

Hospital and Medical Service Plans
   55,000  Maxicare Healthcare Plans, Inc. (a)                  598,125
   15,000  Medpartners, Inc. (a)                                335,625
                                                              ---------
                                                                933,750
Household Products
   15,000  Fortune Brands, Inc.                                 555,937

Mortgage Banker/Broker
   85,000  Southern Pacific Funding Corporation (a)           1,115,625

Multiline Insurance
   50,000  USF&G Company                                      1,103,125

Nonferrous Metals
   15,000  Cominco, Ltd.                                        231,563

Office Supplies
   60,000  BT Office Products International, Inc. (a)           465,000

Oil and Gas Exploration
  100,000  Oryx Energy Company (a)                            2,550,000

Paper Products
   80,000  Corporate Express, Inc. (a)                        1,030,000

Personal Services
   70,000  Regis Corporation                                  1,758,750

Pharmaceuticals
   31,000  Novartis AG ADR                                    2,522,625

Retail
  105,000  Spiegel, Inc., Class A (a)                           518,437
   40,000  Heilig-Meyers Company                                480,000
   45,000  Garden Ridge Corporation (a)                         641,250
                                                              ---------
                                                              1,639,687

Savings Institutions
   50,000  CFX Corporation                                    1,525,000
   70,000  Dime Financial Corporation                         2,135,000
   55,000  Mechanics Savings Bank (a)                         1,433,437
                                                              ---------
                                                              5,093,437
Shoes
   25,000  Timberland Company (a)                             1,451,563

Telephone Communications
   70,000  Empresas Telex-Chile SA ADR                          275,625

   Total Common Stocks (Cost $25,709,932)                    30,745,750

Bank Repurchase Agreement
With Star Bank NA of Cincinnati, issued 12/31/97
due 1/2/98, fully collateralized by Government
National Mortgage Association, 6.00% due 5/20/22
(Cost $2,504,000)                                             2,504,000
                                                              ---------

Total Investments (Cost $28,213,932)                          33,249,750

Other Assets Less Liabilities                                ( 1,394,010)
                                                            ------------

Net Assets                                                   $31,855,740

(a) Common stocks which did not declare a dividend in 1997.


                 INVESTMENT OBJECTIVE, STRATEGY AND RISK FACTORS

         The investment objective of The Fund is capital appreciation. The investment objective of The Fund may be changed by the Board of Trustees without shareholder approval.

         The Fund seeks to achieve its objective by investing in equity securities that its Adviser believes are undervalued and therefore represent basic investment value. The Adviser believes that this objective may be realized by using a strategy of investing in carefully selected, reasonably priced securities rather than in securities whose prices reflect a premium attributable to their current market popularity. The Fund seeks special opportunities for capital appreciation in securities that are selling at a discount from historical prices and/or at below average price-earnings ratios. The investment strategy of The Fund is based upon the belief that favorable changes in market prices for specific securities are more likely to begin once securities are out of favor, price-earnings ratios are relatively low, investment expectations are limited, and there is little investor interest in the particular security or industry involved.


         The Adviser employs an aggressive trading strategy to achieve The Fund's objective and will actively engage in trading for short term profits. This strategy will result in a significantly higher portfolio turnover rate. The Fund's turnover rate has approximated 250% each of the last several years, and it is expected to be substantially higher. This higher portfolio turnover will result in correspondingly greater brokerage commission expenses and may result in the realization of additional capital gains for tax purposes.


         Fund investments primarily will be in equity securities of seasoned, established companies which appear to have appreciation potential. Emphasis will be placed on issues listed on national exchanges. As all investments are subject to inherent market risks and fluctuations in value due to earnings, economic conditions and other factors, The Fund cannot give assurance that its investment objective will be achieved. Income will not be a factor in the selection of The Fund's portfolio. For a more detailed discussion of The Fund's investment practices, see "Investment Techniques."

                            HOW TO INVEST IN THE FUND

         Shares of The Fund may be purchased directly from The Fund. The minimum initial investment is $1,000. Investments by related parties may be aggregated for purposes of meeting minimum investment requirements. Contact The Fund for additional information. Additional purchases may be made by a shareholder in any amount. No commission or sales fee is charged in connection with purchases of The Fund's shares made directly from The Fund.

         Investments by Mail. An investor may purchase shares of The Fund by mailing the attached application, with a check made payable to The Fairmont Fund in the amount of the purchase price, to the following address:

         The Fairmont Fund Trust
         1346 South Third Street
         Louisville, KY  40208

Investments in Fund shares will be credited to a shareholder's account at the net asset value next determined after receipt by The Fund of the shareholder's check (in U.S. dollars) and completed application.

         Investments by Wire. An investor may purchase shares of The Fund by wiring federal funds directly to The Fund's custodian. Prior to an investment by wire, the investor should telephone The Fund (502-636-5633) to advise it of the investment and to obtain an account number and instructions. The investor is required to mail a completed application to The Fund in order to make a wire purchase. There is presently no fee for receipt of wired funds, but the right to charge shareholders for this service is reserved by the custodian and The Fund.

         Other Purchase Information. The Fund's shares are offered for sale on a continuous basis at the net asset value next determined after the receipt of a shareholder's check (in U.S. dollars) and application in proper form. Purchase requests not in proper form will be returned to the investor within seven business days. The Fund will accept requests to purchase its shares on any day that the New York Stock Exchange is open for trading. The Fund reserves the right in its sole and absolute discretion to reject any purchase request in whole or in part. Requests received subsequent to the close of trading on the New York Stock Exchange on any day will be treated as if received on the next business day. No request will be binding until accepted. Any request may be withdrawn by an investor until accepted by The Fund. The Fund does not issue share certificates unless requested, but will mail each shareholder a statement after each transaction and a statement quarterly.

         Tax Sheltered Retirement Plans. Since The Fund seeks capital appreciation, shares of The Fund may be an appropriate investment medium for tax sheltered retirement plans, including: (a) Keogh (HR-10) Plans (for self-employed individuals); (b) qualified corporate pension and profit sharing plans (for employees); (c) individual retirement accounts (IRAs); and (d) tax deferred investment plans (for employees of public school systems and certain types of charitable organizations). Consultation with an attorney or tax adviser regarding these plans is advisable. Contact The Fund for information on the procedure to open an IRA. Custodial fees for an IRA will be paid by redemption of sufficient shares of The Fund from the IRA unless the fees are paid directly to the IRA custodian.

                     HOW TO WITHDRAW (REDEEM) AN INVESTMENT

         The Fund will redeem for cash all full and fractional shares of The Fund upon receipt of a written request in proper form. Although requests for redemption usually must be in writing, you may make arrangements for redemption by telephone under certain circumstances. Contact The Fund for additional information. The redemption price is the next determined net asset value. The net asset value received by a shareholder upon the redemption of his shares of The Fund may be more or less than the price paid by such shareholder for his shares depending upon the market value of the securities owned by The Fund at the time of the redemption.

         Shareholders have the right to request a redemption on any day on which the New York Stock Exchange is open for trading and also on any other day in which there is significant trading in The Fund's portfolio securities which might cause a material change in its net asset value. All requests for redemption must be accompanied by certificates, if issued, for the shares to be redeemed. A written request must contain the signatures of all persons in whose names the shares are registered, signed as their names appear on the original application or on the certificate, as the case may be. In certain instances, The Fund may require additional documents to insure proper authorization. Contact The Fund for additional information and additional documents required to redeem tax sheltered retirement plans.

         The Fund will make payment within seven days (normally five business days) after a request is received in the form described above, except under unusual circumstances as determined by the Securities and Exchange Commission. However, redemption proceeds will not be mailed to an investor until the check used for investment has cleared the investor's bank for payment, which normally takes place within seven days of the date of purchase.

         Because The Fund incurs certain fixed costs in maintaining shareholder accounts, The Fund reserves the right to acquire any shareholder to redeem all of his shares after sixty days notice, if redemptions cause the value of his account to fall below $500 (or such other minimum amount as The Fund may determine from time to time). A shareholder will be given an opportunity to increase the value of his shares to the minimum amount within that sixty day period in order to avoid a mandatory redemption of his shares. Each share of The Fund is also subject to redemption at any time if the Board of Trustees determines in its sole discretion that failure to so redeem may have materially adverse consequences to all or any of the shareholders of The Fund.

                             OPERATION OF THE TRUST

         The Fund is a no-load, diversified series of The Fairmont Fund Trust, an open-end management investment company established as a business trust under Kentucky law on December 29, 1980. The Board of Trustees supervises the business activities of The Trust. The Trust retains The Sachs Company, 1346 South Third Street, Louisville, Kentucky (the Adviser) to manage The Trust's investments and its business affairs. The Adviser is an investment manager which has provided investment advice to individuals, corporations, pension and profit sharing plans, and trust accounts since 1974. Morton H. Sachs, Trustee, Chairman of the Board and Chief Executive Officer of The Fund, and President, sole Director and Shareholder of the Adviser, is responsible for the day-to-day management of The Fund's portfolio and has been since The Fund's inception. The Trust acts as its own transfer agent and dividend paying agent.

         For the year ended December 31, 1997, The Fund paid the Adviser a fee equal to 1.63% of its average daily net assets. All of The Fund's operating expenses (except brokerage fees and commissions, taxes, interest and extraordinary expenses) are paid by the Adviser. The Adviser is also a registered broker-dealer and, in that capacity, receives brokerage commissions from The Trust.


         Consistent with the Rules of Fair Practice of the National Association of Securities Dealers, Inc. and subject to its objective of seeking best qualitative execution of portfolio transactions, the Adviser may give consideration to sale of shares of The Fund as a factor in the selection of brokers and dealers to execute portfolio transactions for each series of The Fund.

         Any Trustee may be removed by vote of the shareholders holding not less than two-thirds of the outstanding shares of The Trust. The Trust does not hold annual meetings of shareholders. When matters are submitted to shareholders for a vote, each shareholder is entitled to one vote for each whole share he owns and fractional votes for fractional shares he owns. All shares have equal voting rights and liquidation rights.


                        DETERMINATION OF NET ASSET VALUE

         The net asset value of the shares of The Fund is determined as of 4:00 p.m. Eastern time on each day The Fund is open for business. The Fund is open for business on any day that the New York Stock Exchange is open for trading. The net asset value per share is computed by dividing the sum of the value of the securities held by The Fund plus any cash or other assets (including interest and dividends accrued but not yet received) minus all liabilities (including accrued expenses) by the total number of shares outstanding at such time, rounded to the nearest cent. The management fee payable to the Adviser is accrued daily.


         Portfolio securities which are traded on stock exchanges or in over-the-counter markets are valued at the last sale price as of 4:00 p.m. Eastern time on the day the securities are being valued or, lacking any sales, at the mean between closing bid and asked prices. Fixed income securities are valued by using market quotations, or independent pricing services which use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Securities and other assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees.


                       DIVIDENDS, DISTRIBUTIONS AND TAXES

         Dividends and Distributions. It is The Fund's intention to distribute substantially all of its net investment income, if any, in the form of dividends to The Fund's shareholders. It is contemplated that net investment income and net realized long or short term capital gains, if any, reduced by any capital loss carryovers, will be distributed to The Fund's shareholders annually. Such distributions from investment income and capital gains are automatically reinvested, unless otherwise instructed by the shareholder, in additional Fund shares at the net asset value next determined after the distributions are paid. Shareholders may obtain such distributions in cash by requesting cash distributions on the application accompanying this prospectus or by sending a written request to The Fund.

         Taxes. Dividends paid by The Fund from its ordinary income and distributions of The Fund's net realized short term capital gains are taxable to shareholders as ordinary income. However, dividends paid by The Fund may be eligible in part for the dividends received deduction for corporations. Any distributions of The Fund's net realized long term capital gains are taxable to shareholders as long term capital gains regardless of the holding period of such shareholder.

         The Fund will mail to each shareholder a statement setting forth the federal income tax status of all distributions made during the year. Shareholders are urged to consult their own tax advisers regarding specific questions as to federal, state or local taxes and the tax effect of distributions, exchanges and redemptions from The Fund. The tax consequences described in this section apply whether distributions are taken in cash or reinvested in additional shares.

                              INVESTMENT TECHNIQUES

         Subjective judgment will be exercised in selecting securities for investment, and it is the intention of The Fund's management to use economic projections, technical analysis and earnings projections for market timing purposes and for individual stock selection. In seeking The Fund's objective of capital appreciation, reliance will be placed primarily upon common stocks.

         For temporary defensive purposes, or when investment opportunities are limited, The Fund may at times hold all or a portion of its assets in cash, in securities of other investment companies or in obligations of the U.S. Government or its agencies or instrumentalities, and may enter into repurchase agreements fully collateralized as to principal and interest by such obligations.

         Foreign Securities. The Fund may invest in foreign securities through the purchase of American Depositary Receipts. American Depositary Receipts are certificates of ownership issued by a U.S. bank as a convenience to the investors in lieu of the underlying shares which it holds in custody. The Fund will not invest in American Depositary Receipts if, immediately after a purchase and as a result of the purchase, the total value of foreign securities owned by The Fund would exceed 25% of the value of the total assets of The Fund. To the extent that The Fund does invest in foreign securities, such investments may be subject to special risks, such as changes in restrictions on foreign currency transactions and rates of exchange, and changes in the administrations or economic and monetary policies of foreign governments.

         Repurchase Agreements. Repurchase transactions are transactions by which The Fund purchases a U.S. Government obligation and simultaneously commits to resell that obligation to the seller at an agreed upon price and date. The resale price reflects the purchase price plus an agreed upon market rate of interest which is unrelated to the coupon rate or maturity of the purchased obligation. A repurchase transaction involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value of the underlying U.S. Government obligation. In the event of a bankruptcy or other default of the seller of a repurchase agreement, The Fund could experience both delays in liquidating the underlying U.S. Government obligation and losses. To minimize these possibilities, The Fund intends to enter into repurchase agreements only with its custodian, banks having assets in excess of $1 billion and the largest and most creditworthy (as determined by the Board of Trustees and the Adviser) securities dealers. In addition, the repurchase agreements will be fully collateralized by the underlying U.S. Government obligations. The Fund will not engage in a repurchase transaction maturing in more than seven days if as a result thereof more than 10% of its total assets would be invested in such transactions and in other illiquid investments.


         General. Any investment policy, strategy, technique or practice that is not labelled fundamental in this Prospectus or the Statement of Additional Information may be changed by the Board of Trustees without the vote of The Fund's shareholders. For additional information concerning The Fund's investment practices, including the risks involved in such practices, see "Investment Techniques" and "Investment Policies" in the Statement of Additional Information.

                                THE FAIRMONT FUND








                       STATEMENT OF ADDITIONAL INFORMATION









                                   May 1, 1998









         This Statement of Additional Information is not a Prospectus. It should be read in conjunction with the Prospectus of The Fairmont Fund dated May 1, 1998. A copy of the Prospectus can be obtained by writing The Fund at 1346 South Third Street, Louisville, Kentucky 40208 or by calling The Fund at (502) 636-5633.

                                TABLE OF CONTENTS


                                                                      PAGE
                                                                      ----


         DESCRIPTION OF THE TRUST....................................  3

         INVESTMENT POLICIES.........................................  3

         OTHER RESTRICTIONS..........................................  5

         U.S. GOVERNMENT OBLIGATIONS.................................  6

         INVESTMENT ADVISORY AGREEMENT...............................  6

         TRUSTEES AND EXECUTIVE OFFICERS.............................  7

         PORTFOLIO TRANSACTIONS AND BROKERAGE........................  9

         DETERMINATION OF NET ASSET VALUE............................ 11

         TAXES....................................................... 11

         CUSTODIAN................................................... 11

         TRANSFER AGENT.............................................. 12

         AUDITORS.................................................... 12

         PERFORMANCE INFORMATION..................................... 12

         FINANCIAL STATEMENTS........................................ 13

                            DESCRIPTION OF THE TRUST

         The Fairmont Fund Trust (The Trust) is an open-end investment company established as a business trust under Kentucky law by Declaration of Trust dated December 29, 1980. The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of separate series. This Statement of Additional Information provides information relating to The Fairmont Fund series (The Fund).

         Each share of a series represents an equal proportional interest in the assets and liabilities belonging to the series. Upon liquidation of a series, shareholders are entitled to share pro rata in the net assets of the series available for distribution to shareholders. Shares of each series are fully paid and have no preemptive or conversion rights. Kentucky law provides that no assessment shall be made against the interest of any shareholder and no shareholder shall be personally liable for any debts or liabilities incurred by the Trustees or by The Trust.

         Shareholders are entitled to one (1) vote for each full share held and fractional votes for fractional shares held and may vote in the election of Trustees and on other matters submitted to the vote of shareholders. Voting rights are cumulative, which means that each shareholder has the right to cumulate the voting power he possesses and to give one (1) nominee for Trustee as many votes as the number of Trustees to be elected multiplied by the number of his shares, or to distribute his votes on the same principle among two or more candidates, as the shareholder desires. Shares are voted in the aggregate and not by series, except when the matter to be voted upon affects only the interest of a particular series. For information concerning the purchase and redemption of shares of The Fund, see "How to Invest in The Fund" and "How to Withdraw (Redeem) An Investment" in the Prospectus.


         As of April 8, 1998, the Trustees and Officers of The Trust as a group owned of record and beneficially 56,822 shares of The Fund, or 5.62% of the outstanding shares of The Fund.


                               INVESTMENT POLICIES

         The Fund has adopted the following investment policies, which may be changed only with approval of a majority of the outstanding shares of The Fund. As used in this Statement of Additional Information, the term "majority" of the outstanding shares of The Fund means the lesser of (1) 67% or more of the outstanding shares of The Fund present at a meeting, if the holders of more than 50% of the outstanding shares of The Fund are present or represented at such meeting; or (2) more than 50% of the outstanding shares of The Fund.

         1. Borrowing Money. The Fund may borrow money, if it borrows money (a) from a bank, provided that immediately after such borrowing there is an asset coverage of 300% for all borrowings of The Fund; or (b) from a bank or other persons for temporary purposes only, provided that such temporary borrowings are in an amount not exceeding 5% of The Fund's total assets at the time when the borrowing is made. The Fund may enter into reverse repurchase transactions and any other transactions which may be deemed to be borrowings, provided that The Fund has an asset coverage of

300% for all borrowings and commitments of The Fund pursuant to reverse repurchase and other such transactions.

         2. Pledging. The Fund may mortgage, pledge, hypothecate or in any manner transfer, as security for indebtedness, any assets of The Fund if it is necessary in connection with borrowings described in policy (1) above. For purposes of the Statement of Intention below, margin deposits, security interests, liens and collateral arrangements with respect to permitted investments and techniques are not deemed to be a mortgage, pledge or hypothecation of assets.

         3. Underwriting. The Fund may act as underwriter of securities issued by other persons if immediately thereafter the amount of its outstanding underwriting commitments, plus the value of its investments in securities of issuers (other than investment companies) of which it owns more than 10% of the outstanding voting securities, does not exceed 25% of its total assets. This limitation and the Statement of Intention are not applicable to the extent that, in connection with the disposition of portfolio securities (including restricted securities), The Fund may be deemed an underwriter under certain federal securities laws.

         4. Real Estate. The Fund may purchase, hold or deal in real estate, and may invest in securities which are secured by or represent interests in real estate, mortgage-related securities or directly in mortgages.

         5. Loans. The Fund may make loans to other persons, including (a) loaning portfolio securities, (b) engaging in repurchase agreements, (c) purchasing debt securities, and (d) making direct investments in mortgages. For purposes of the Statement of Intention below, the term "loans" shall not include the purchase of a portion of an issue of publicly distributed bonds, debentures or other securities.

         6. Margin Purchases. The Fund may not purchase securities or evidences of interest thereon on "margin." For purposes of this limitation and the Statement of Intention below, (a) short term credit obtained by The Fund for the clearance of purchases and sales or redemption of securities and (b) margin deposits and collateral arrangements with respect to permitted investments and techniques are not considered to be purchases on "margin." This limitation is not applicable to activities that may be deemed to involve purchases on "margin" by The Fund, provided that The Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission, its staff or other legal authority.

         7. Senior Securities. The Fund may not issue senior securities. This limitation is not applicable to activities that may be deemed to involve the issuance or sale of a senior security by The Fund, provided that The Fund's engagement in such activities is consistent with or permitted by the Investment Company Act of 1940, the rules and regulations promulgated thereunder or interpretations of the Securities and Exchange Commission, its staff or other legal authority.

         8. Short Sales. The Fund may not effect short sales of securities.

         9. Options. The Fund may not purchase or sell put or call options.

         10. Commodities. The Fund may not purchase, hold or deal in commodities or commodities futures contracts.

         11. Concentration. The Fund will not invest 25% or more of its total assets in a particular industry. This limitation is not applicable to investments in obligations issued or guaranteed by the U.S. Government, its agencies and instrumentalities or repurchase agreements with respect thereto.

         12. Diversification. As a diversified series of The Trust, The Fund will not purchase the securities of any issuer if such purchase at the time thereof would cause less than 75% of the value of the total assets of The Fund to be invested in cash and cash items (including receivables), securities issued by the U.S. Government, its agencies or instrumentalities and repurchase agreements with respect thereto, securities of other investment companies, and other securities for the purposes of this calculation limited in respect of any one issuer to an amount not greater in value than 5% of the value of the total assets of The Fund and to not more than 10% of the outstanding voting securities of such issuer.

         Statement of Intention. It is The Fund's intention (which may be changed by the Board of Trustees without shareholder approval) that it will not engage in any of the investment practices permitted by (1)-(7) above in the coming year, except borrowing for temporary purposes and repurchase transactions. If the Board of Trustees determines that it would be appropriate for The Fund to employ any of the other investment practices permitted by
(1)-(7) above, The Fund's Prospectus or Statement of Additional Information will be amended with appropriate disclosure prior to The Fund engaging in the practice.

         With respect to the percentages adopted by The Fund as maximum limitations in its investment policies, an excess above the fixed percentage (except for the percentage limitation relative to the borrowing of money) shall not be a violation of the policy or limitation unless the excess results immediately and directly from the acquisition of any security or the action taken.

         Notwithstanding any of the foregoing policies or limitations, any investment company, whether organized as a trust, association or corporation, or a personal holding company, may be merged or consolidated with or acquired by The Fund, provided that if such merger, consolidation or acquisition results in an investment in the securities of any issuer prohibited by said paragraphs, The Fund shall, within ninety days after the consummation of such merger, consolidation or acquisition, dispose of all of the securities of such issuer so acquired or such portion thereof as shall bring the total investment therein within the limitations imposed by said paragraphs above as of the date of consummation.

                               OTHER RESTRICTIONS

         Restrictions Due to Regulatory Positions. It is the current position of the staff of the Securities and Exchange Commission that The Trust may not invest more than 25% of its total assets in securities as to which The Trust owns more than 10% of the outstanding voting securities of the issuer. The Trust has made a commitment, which may be changed by the Board of Trustees without shareholder approval, to comply with the above restriction.

         It is the current position of the staff of the Securities and Exchange Commission that The Fund may not invest more than 15% of its net assets in illiquid securities, including restricted securities, real estate, mortgages and nonpublicly offered debt securities.

                           U.S. GOVERNMENT OBLIGATIONS

         The Fund may invest in "U.S. Government obligations," which term refers to a variety of securities which are issued or guaranteed by the United States Treasury, by various agencies of the United States Government, and by various instrumentalities which have been established or sponsored by the United States Government. The term is also deemed by The Fund to include participation interests in U.S. Government obligations. Participation interests are pro-rata interests in U.S. Government obligations held by others. Certificates of deposit or safekeeping are documentary receipts for U.S. Government obligations held in custody by others.

         U.S. Treasury securities are backed by the "full faith and credit" of the United States Government. Other U.S. Government obligations may or may not be backed by the "full faith and credit" of the United States. In the case of securities not backed by the "full faith and credit" of the United States, the investor must look principally to the agency issuing or guaranteeing the obligation for ultimate repayment, and may not be able to assert a claim against the United States itself in the event the agency or instrumentality does not meet its commitments. Furthermore, there can be no assurance that the United States Government will provide financial support if not obligated to do so by law.

         Treasury securities include Treasury bills, Treasury notes, and Treasury bonds. Government agencies which issue or guarantee securities backed by the "full faith and credit" of the United States include the Government National Mortgage Association and the Small Business Administration. Government agencies and instrumentalities which issue or guarantee securities not backed by the "full faith and credit" of the United States include the Farm Credit System, the Federal Home Loan Banks, the Federal National Mortgage Association and the Federal Home Loan Mortgage Corporation. The Fund may invest in securities issued or guaranteed by any of the entities listed above or by any other agency or instrumentality established or sponsored by the United States Government.

                          INVESTMENT ADVISORY AGREEMENT

         The Trust has entered into a Management Agreement (the Agreement) with The Sachs Company, 1346 South Third Street, Louisville, Kentucky (the Adviser), under which the Adviser manages The Trust's portfolios of investments subject to the approval of the Board of Trustees.


         The Adviser is an investment manager which has provided investment advice to individuals, corporations, pension and profit sharing plans and trust accounts since 1974, when it was formed as a Kentucky proprietorship. The Adviser was incorporated in Kentucky in 1975, and its principal place of business is in Louisville, Kentucky. The Adviser is a broker-dealer registered under the Securities Exchange Act of 1934, and as a broker operates on a fully-disclosed basis through Legg Mason Wood Walker, Inc., Conners & Co., Inc., or Maxus Securities Corporation.

         Under the terms of the Agreement, The Fund pays the Adviser a fee computed and accrued daily and paid monthly at an annual rate of 2% of the average value of the daily net assets of The Fund up to and including $10,000,000, 1-1/2% of such assets of The Fund from $10,000,000 to and including $30,000,000 and 1% of such assets of The Fund in excess of $30,000,000; provided, however, that the total fees paid during the first and second halves of each fiscal year of The Trust shall not exceed the semiannual total of the daily fee accruals requested by the Adviser during the applicable six month period. Pursuant to the Agreement, the Adviser pays all operating expenses of The Trust except brokerage fees and commissions, taxes, interest, expenses incurred by The Trust in connection with the organization and registration of shares of any series of The Trust established after May 7, 1987, and such extraordinary or nonrecurring expenses as may arise, including litigation to which The Trust may be a party and indemnification of The Trust's Trustees and Officers with respect to the litigation.


         For the fiscal years ended December 31, 1997, 1996 and 1995, the Adviser received advisory fees of $515,556, $503,732 and $421,935, respectively.



         The Trust pays no direct remuneration to any Officer of The Trust, although Morton H. Sachs, by reason of his affiliation with the Adviser, will receive benefits from the advisory fees and brokerage commissions paid to The Trust's Adviser, The Sachs Company.


                         TRUSTEES AND EXECUTIVE OFFICERS

         The Trustees and Executive Officers of The Trust and their principal occupations during the last five years are set forth below. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1040, is indicated by an asterisk.

                           Positions Held                   Principal Occupations
Name, Address and Age        With Trust                     During Past Five Years
---------------------        ----------                     ----------------------

*Morton H. Sachs             Trustee                         He is the President and sole
1346 South Third St.         Chairman of the Board           Director and shareholder of
Louisville, KY  40208        Chief Executive Officer         The Sachs Company, The
Age: 64                                                      Trust's Adviser.


*Jennifer S. Dobbins         Vice President                  She is a Vice President and a
1346 South Third St.         Assistant Secretary             Registered Principal of The
Louisville, KY  40208                                        Trust's Adviser.
Age:38

*Inda M. Wangerin            Secretary                       She is a Vice President and
1346 South Third St.                                         Accountant of The Trust's
Louisville, KY 40208                                         Adviser.
Age: 76

*Louis T. Young              Treasurer                       He is an employee of The Trust's Adviser.
1346 South Third St.
Louisville, KY  40208
Age: 49

Raphael O. Nystrand                     Trustee                     Since 1978, he has been a
3015 Springcrest Drive                                              Professor and Dean of the
Louisville, KY  40241                                               School of Education, University
Age: 60                                                             of Louisville. He was on leave
                                                                    from this position to serve as
                                                                    Secretary of Education and Humanities
                                                                    for the Commonwealth of Kentucky during
                                                                    calendar year 1984.

William M. Schreiber                     Trustee                    He is a physician in private
4003 Kresge Way                                                     practice and co-medical
Louisville,  KY  40207                                              director of the Chemical
Age: 62                                                             Dependency Unit of Baptist
                                                                    Hospital East in Louisville,
                                                                    Kentucky. He also serves
                                                                    a director of The Physicians,
                                                                    Inc, an independent physicians association,
                                                                    and Chairman of Preferred Health
                                                                    Plan, a preferred provider association.

         The compensation paid to the Trustees of The Trust for the year ended December 31, 1997 is set forth in the following table:

                          Total Compensation from Trust
                     (The Trust is not in a fund complex)**
Name

Oscar S. Bryant, Jr.                                    0
Elizabeth H. Moore                                   4,000
Raphael O. Nystrand                                  4,000
Morton H. Sachs                                         0
William M. Schreiber                                 4,000

         ** Trustee fees are Trust expenses. However, the Adviser makes the actual payment because the management agreement obligates the Adviser to pay (with limited exceptions) all of the operating expenses of the Trust.

                      PORTFOLIO TRANSACTIONS AND BROKERAGE

         Subject to policies established by the Board of Trustees of The Trust, the Adviser is responsible for The Fund's portfolio decisions and the placing of The Fund's portfolio's transactions. In placing portfolio transactions, the Adviser seeks the best qualitative execution for The Fund, taking into account such factors as price (including the applicable brokerage commission or dealer spread), the execution capability, financial responsibility and responsiveness of the broker or dealer and the brokerage and research services provided by the broker or dealer. The Adviser generally seeks favorable prices and commission rates that are reasonable in relation to the benefits received.

         The Adviser is specifically authorized to select brokers or dealers who also provide brokerage and research services to The Fund and/or the other accounts over which the Adviser exercises investment discretion and to pay such brokers or dealers a commission in excess of the commission another broker or dealer would charge if the Adviser determines in good faith that the commission is reasonable in relation to the value of the brokerage and research services provided. The determination may be viewed in terms of a particular transaction or the Adviser's overall responsibilities with respect to The Fund and to other accounts over which it exercises investment discretion.


         Research services include supplemental research, securities and economic analysis, and statistical services and information with respect to the availability of securities or purchasers or sellers of securities. Although this information is useful to The Fund and the Adviser, it is not possible to place a dollar value on it. It is the opinion of the Board of Trustees and the Adviser that the review and study of this information will not reduce the overall cost to the Adviser of performing its duties to The Fund under the Agreement. Research services furnished by brokers or dealers through whom The Fund effects securities transactions may be used by the Adviser in servicing all of its accounts and not all such services may be used by the Adviser in connection with The Fund. Due to research services provided by brokers, the Fund directed to brokers $1,550,169 of brokerage transactions (on which commissions were $10,400) during the fiscal year ended December 31, 1997.


         While The Fund does not deem it practicable and in its best interests to solicit competitive bids for commission rates on each transaction, consideration is regularly given to posted commission rates as well as other information concerning the level of commissions charged on comparable transactions by qualified brokers.


         The Fund has no obligation to deal with any broker or dealer in the execution of its transactions. However, it is contemplated that the Adviser, in its capacity as a registered broker-dealer, will effect substantially all securities transactions which are executed on a national securities exchange and over-the-counter transactions conducted on an agency basis. Such transactions will be executed at competitive commission rates through Legg Mason Wood Walker, Inc., Conners & Co., Inc., or Maxus Securities Corporation.


         Transactions in the over-the-counter market can be placed directly with market makers who act as principals for their own account and include mark-ups in the prices charged for over-the-counter securities. Transactions in the over-the-counter market can also be placed with broker-dealers who act as agents and charge brokerage commissions for effecting over- the-counter transactions. The Fund may place its over-the-counter transactions either directly with principal market makers, or with broker-dealers if that is consistent with the Adviser's obligation to obtain best qualitative execution. Under the Investment Company Act of 1940, persons affiliated with The Fund such as the Adviser are prohibited from dealing with The Fund as a principal in the purchase and sale of securities. Therefore, The Sachs Company will not serve as The Fund's dealer in connection with over-the-counter transactions. However, The Sachs Company may serve as The Fund's broker in over-the-counter transactions conducted on an agency basis and will receive brokerage commissions in connection with such transactions. Such agency transactions will be executed through Legg Mason Wood Walker, Inc., Conners & Co., Inc., or Maxus Securities Corporation.


         The Fund will not effect any brokerage transactions in its portfolio securities with the Adviser if such transactions would be unfair or unreasonable to Fund shareholders, and the commissions will be paid solely for the execution of trades and not for any other services. The Agreement provides that the Adviser may receive brokerage commissions in connection with effecting such transactions for The Fund. In determining the commissions to be paid to The Sachs Company, it is the policy of The Fund that such commissions will, in the judgment of The Trust's Board of Trustees, be (a) at least as favorable to The Fund as those which would be charged by other qualified brokers having comparable execution capability and (b) at least as favorable to The Fund as commissions contemporaneously charged by The Sachs Company on comparable transactions for its most favored unaffiliated customers, except for customers of The Sachs Company considered by a majority of The Trust's disinterested Trustees not to be comparable to The Fund. The disinterested Trustees from time to time review, among other things, information relating to the commissions charged by The Sachs Company to The Fund and its other customers, and information concerning the commissions charged by other qualified brokers.


         Any profits from brokerage commissions earned by The Sachs Company as a result of portfolio transactions for The Fund will accrue to Morton H. Sachs who is the sole shareholder of The Sachs Company. The Agreement does not provide for a reduction of the Adviser's fee by the amount of any profits earned by The Sachs Company from brokerage commissions generated from portfolio transactions of The Fund. For the fiscal years ended December 31, 1997, 1996 and 1995, the Fund's portfolio transactions generated total brokerage commissions of $435,650, $548,598 and $528,313, respectively. For the fiscal year ended December 31, 1997, The Sachs Company was paid $372,542 or 86% of the total brokerage commissions for effecting (through Legg Mason, Conners & Co. or Maxus Securities) 98% of The Fund's commission transactions. For the fiscal year ended December 31, 1996, The Sachs Company was paid $487,272 or 89% of the total brokerage commissions for effecting (through Legg Mason or Conners & Co.)
98% of The Fund's commission transactions. For the fiscal year ended
December 31, 1995, The Sachs Company was paid $393,234 or 74% of the total brokerage commissions for effecting (through Legg Mason or Conners & Co.)
93% of The Fund's commission transactions.


         While The Fund contemplates no ongoing arrangements with any other brokerage firms, brokerage business may be given from time to time to other firms. The Sachs Company will not receive reciprocal brokerage business as a result of the brokerage business placed by The Fund with others.

         When The Fund and another of the Adviser's clients seek to purchase or sell the same security at or about the same time, the Adviser may execute the transaction on a combined ("blocked") basis. Blocked transactions can produce better execution for The Fund because of the increased volume of the transaction. If the entire order is not filled, The Fund may not be able to acquire as large a position in such security as it desires or it may have to pay a higher price for the security. Similarly, The Fund may not be able to obtain as large an execution of an order to sell or as high a price for any particular portfolio security if the other client desires to sell the same portfolio security at the same time. In the event that the entire blocked order is not filled, the purchase or sale will normally be allocated [on a pro rata basis]. Transactions of advisory clients (including The Fund) may also be blocked with those of the Adviser or any of its affiliates. The Adviser and its affiliates will be permitted to participate in a blocked transaction only after all orders of advisory clients (including The Fund) are filled.

                        DETERMINATION OF NET ASSET VALUE


         The net asset value of the shares of The Fund is determined as of 4:00 p.m. Eastern time on each day The Fund is open for business. The Fund is open for business on every day except Saturdays, Sundays and the following holidays:
New Year's Day, Martin Luther King, Jr. Day, President's Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas. For a description of the methods used to determine the net asset value, see "Determination of Net Asset Value" in the Prospectus.


                                      TAXES

         The Fund has qualified, and intends to continue to qualify, under Subchapter M of the Internal Revenue Code. By so qualifying, The Fund will not be liable for federal income taxes to the extent its taxable net investment income and net realized capital gains are distributed to shareholders. The Fund is required by federal law to withhold and remit to the U.S. Treasury a portion (31%) of the dividend income and capital gains distributions of any account unless the shareholder provides a taxpayer identification number and certifies that the taxpayer identification number is correct and that the shareholder is not subject to backup withholding.

                                    CUSTODIAN

         Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 has been retained to act as Custodian of The Trust's investments. The Custodian acts as The Trust's depository, safekeeps its portfolio securities and investments, collects all income and other payments with respect thereto, disburses funds at The Fund's request and maintains records in connection with its duties. Certain investments may be held by a depository in the United States.

                                 TRANSFER AGENT

         The Trust acts as its own transfer agent and dividend paying agent. To enable The Trust to perform these functions, the Adviser provides computer services and personnel to The Trust.

                                    AUDITORS


         The firm of McCurdy & Associates CPA's, Inc., 27955 Clemens Road, Westlake, Ohio 44145 has been selected as independent auditors for The Trust for the year ending December 31, 1998. McCurdy & Associates CPA's, Inc. performs an annual audit of The Trust's financial statements and provides financial, tax and accounting consulting services as requested.


                             PERFORMANCE INFORMATION

         Average annual total return is computed by finding the average annual compounded rates of return (over one, five and ten year periods, and since inception) that would equate the initial amount invested to the ending redeemable value, according to the following formula:

                                   P(1+T)n=ERV

Where:            P     =  a hypothetical $1,000 initial investment
                  T     =  average annual total return
                  n     =  number of years
                  ERV   =  ending redeemable value at the end of the
                           applicable period of the hypothetical $1,000 investment made at the beginning of the applicable period

The computation assumes that all dividends and distributions are reinvested at the net asset value on the reinvestment dates and that a complete redemption occurs at the end of the applicable period.

         From time to time, in advertisements, sales literature and information furnished to present or prospective shareholders, the performance of The Fund may be compared to indices of broad groups of unmanaged securities considered to be representative of or similar to the portfolio holdings of The Fund or considered to be representative of the stock market in general. For example, The Fund's performance may be compared to that of the Standard & Poor's 500 Stock Index and the Dow Jones Industrial Average. The investment performance figures for The Fund and the indices will include reinvestment of dividends and capital gains distributions.

         In addition, the performance of The Fund may be compared to other groups of mutual funds tracked by Lipper Analytical Services, Inc. or Morningstar, Inc., two widely used independent research firms which rank mutual funds by overall performance, investment objectives and assets. Performance rankings and ratings reported periodically in national financial publications such as Barron's, Money, Investor's Business Daily, Fortune or Business Week may also be used.

                              FINANCIAL STATEMENTS


         The financial statements and independent auditor's report required to be included in the Statement of Additional Information are incorporated herein by reference to the Trust's Annual Report to Shareholders for the fiscal year ended December 31, 1997. The Trust will provide the Annual Report without charge at written or telephone request.

                             THE FAIRMONT FUND TRUST


PART C.  OTHER INFORMATION

Item 24. Financial Statements and Exhibits.

         (a)   Financial Statements:

               Included in Part A for The Fairmont Fund series:

                        Financial Highlights

               Included in Part B for The Fairmont Fund series:

                        Independent Auditor's Report

                        Statement of Assets and Liabilities December 31, 1997

                        Statement of Operations Year Ended December 31, 1997

                        Statement of Changes in Net Assets Years Ended December 31, 1997 and 1996

                        Schedule of Investments December 31, 1997

                        Financial Highlights for the Years Ended December 31, 1997, 1996 1995, 1994 and 1993

                        Notes to Financial Statements December 31, 1997

        (b)   Exhibits:

              (1)      (i)     Registrant's Declaration of Trust is filed
                               herewith.

                       (ii) Copy of Amendent No. 1 to Registrant's Declaration of Trust dated June 1, 1981, is filed herewith.

                       (iii)   Copy of Amendment No. 2 to
                               Registrant's Declaration of Trust
                               dated May 15, 1984, is filed
                               herewith.

                                    (iv)    Copy of Amendment No. 3 to
                                            Registrant's Declaration of Trust
                                            dated October 28, 1986, is filed
                                            herewith.

                                    (v)     Copy of Amendment No. 4 to
                                            Registrant's Declaration of Trust
                                            dated April 28, 1988, is filed
                                            herewith.

                                    (vi)    Copy of Amendment No. 5 to
                                            Registrant's Declaration of Trust
                                            dated September 11, 1990, is filed
                                            herewith.

                           (2) Copy of Registrant's Amended and Restated By-Laws adopted September 17, 1996, which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 23, is hereby incorporated by reference.


                           (3)      Voting Trust Agreements - None.


                           (4)      Specimen of Share Certificates - None.

                           (5) Registrant's Management Agreement for The Fairmont Fund series with The Sachs Company (formerly Morton H. Sachs & Co.) is filed herewith.


                           (6)      Underwriting Agreements - None

                           (7) Bonus, Profit Sharing, Pension or Similar Contracts for the benefit of directors or officers - None.

                           (8) Registrant's agreement with the Custodian, Star Bank, N.A., Cincinnati, Ohio which was filed as an Exhibit to Registrant's Post-Effective Amendment No. 22, is hereby incorporated by reference.

                           (9)      Other Material Contracts - None.

                           (10)     (i)     Opinion and Consent of Brown,
                                            Cummins & Brown, which was filed
                                            with Registrant's Form 24F-2 for the
                                            fiscal year ended December 31, 1996,
                                            is hereby incorporated by reference.

                                    (ii)    Opinion and Consent of John S.
                                            Greenebaum, which was filed with
                                            Registrant's Form 24F-2 for the
                                            fiscal year ended December 31, 1996,
                                            is hereby incorporated by reference.

                           (11) Consent of McCurdy & Associates CPA's, Inc. is filed herewith.

                           (12) Financial Statements Omitted from Item 23, Part B - None.


                           (13) Copy of Letters of Initial Stockholders of The Fairmont Fund series is filed herewith.

                           (14) Model Plan Used in Establishment of any Retirement Plan - The
                                    Liberty-Fairmont IRA Master Plan,
                                    Liberty-Fairmont IRA Adoption Agreement and
                                    Liberty-Fairmont IRA Fact Book and
                                    Disclosure are filed herewith.


                           (15)     Rule 12b-1 Plan and Implementation
                                    Agreements- None.


                           (16) Schedule for Computation of Each Performance Quotation is filed herewith.

                           (17)     Financial Data Schedule - None.


                           (18)     Rule 18f-3 Plan - None.


                           (19) Powers of Attorney for the Registrant and its Trustees and Officers, which were filed as an Exhibit to Registrant's Post-Effective Amendment No. 23, are hereby incorporated by reference.


Item 25. Persons Controlled by or Under Common Control with Registrant.

         None.


Item 26. Number of Holders of Securities (as of March 31, 1998)


         Title of Class                              Number of Record Holders
         --------------                              ------------------------
       The Fairmont Fund                                       973

Item 27. Indemnification

         Article VI of the Registrant's Declaration of Trust provides for indemnification of officers and trustees to the extent permitted by applicable law. The indemnification provisions are in accordance with Investment Company Act Release No. 11330 (September 2, 1980).

         Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to trustees, officers and controlling persons of the Registrant pursuant to the provisions of Kentucky law and the Registrant's Declaration of Trust and By Laws, or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a trustee, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such trustee, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

Item 28. Business and Other Connections of Investment Adviser

         (a) The Sachs Company (the "Adviser") is a registered investment adviser and a registered broker-dealer. It has engaged in no other business during the past two fiscal years.

         (b) Morton H. Sachs is the President and sole director of the Adviser. The following list sets forth the business and other connections of Mr. Sachs:

                  (1) Partner, Windhurst Farm, 1346 South Third Street, Louisville, Kentucky 40208.

                  (2)  Shareholder and officer of Premier Care,
                       Inc., 1346 South Third Street, Louisville,
                       Kentucky 40208.

Item 29. Principal Underwriters

         None.

Item 30. Location of Accounts and Records

         The Registrant will maintain physical possession of the Declaration of Trust, ByLaws and minute books. All other accounts, books and other documents required to be maintained by section 31(a) of the Investment Company Act of 1940 and the rules promulgated thereunder will be maintained by the Registrant or Star Bank, N.A., 425 Walnut Street, Cincinnati, Ohio 45202 as Custodian for the Registrant.

Item 31. Management Services Not Discussed in Parts A or B

         None.

Item 32. Undertakings

         (a)      Not applicable.

         (b)      Not applicable.

         (c) The Registrant hereby undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant's latest annual report to shareholders, upon request and without charge.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant hereby certifies that it meets all of the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities act of 1933 and has duly caused this Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Cincinnati, State of Ohio on the 1st day of May, 1998.



                                        THE FAIRMONT FUND TRUST


                                        By: /s/
                                           ----------------------------
                                           DONALD S. MENDELSOHN
                                           Attorney-in-Fact


         Pursuant to the requirements of the Securities Act of 1933, this Registration Statement has been signed below by the following persons in the capacities and on the dates indicated.

MORTON H. SACHS*           Chairman of the
                           Board & Trustee
                                                   *By: /s/
LOUIS YOUNG*               Treasurer                   -----------------------
                                                       DONALD S. MENDELSOHN
                                                       Attorney-in-Fact

RAPHAEL O. NYSTRAND*       Trustee
                                                       May 1, 1998
WILLIAM M. SCHREIBER*      Trustee

                                  EXHIBIT INDEX


                                                                            Page
                                                                            ----

1.       Declaration of Trust.............................................EX-99.B1.1

2.       Amendment No. 1 to Declaration of Trust..........................EX-99.B1.2

3.       Amendment No. 2 to Declaration of Trust..........................EX-99.B1.3

4.       Amendment No. 3 to Declaration of Trust..........................EX-99.B1.4

5.       Amendment No. 4 to Declaration of Trust..........................EX-99.B1.5

6.       Amendment No. 5 to Declaration of Trust..........................EX-99.B1.6

7.       Management Agreement...............................................EX-99.B5

8.       Consent of McCurdy & Associates CPA's, Inc........................EX-99.B11

9.       Initial Stockholder Letters.......................................EX-99.B13

10.      Model Retirement Plan.............................................EX-99.B14

11.      Schedule for Computation of Each Performance Quotation............EX-99.B16


                                       9